Exhibit (c)(4)

CONFIDENTIAL DRAFT

Project Wellington

Board Discussion Materials

30 May 2006

CONFIDENTIAL DRAFT

Project Wellington

Table of Contents

Section 1 Transaction Overview

Section 2 Business Review

Section 3 Analysis of Stock Price

Section 4 Valuation Review

Section 5 Considerations

CONFIDENTIAL DRAFT

Project Wellington

Section 1

Transaction Overview

CONFIDENTIAL DRAFT

Project Wellington

Transaction Overview

Transaction Summary

Target Wellington

Acquiror Tea Party

Transaction Value Equity Value (1): $[3,360]MM

Aggregate Value (2): $[4,090]MM

Consideration [$45.50] in cash per share of Wellington common stock. Bifurcated offer to provide

[$ ] to minority (public) shareholders. Founder to rollover [$250]MM equity

Implied Premium to: Current (1): [ %]

30 Day Average: [ %]

Structure Stock Merger

Expected Announcement [Wednesday, May 31 st]

Targeted Closing [Late September, Early October]

Notes

1. Based on cash consideration of $45.50 per share, Wellington share price of $42.14 as of 5/26/06

2. Reflects $729MM in net debt outstanding as of 6/30/06

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CONFIDENTIAL DRAFT

Project Wellington

Transaction Overview

Transaction Summary (cont’d)

Structure Cash price to public shareholders of [$ ]; Founders receive bifurcated price of [$ ] for shares sold

Rollover of Equity [$250MM] of Founder’s equity rolled into Newco—approximately 15% of total holdings and 25% of total Newco equity commitment

Reps and Warranties; MAE Customary for a public company

Fiduciary Provisions “Go Shop” clause allowing the company to solicit parties for 21 days

Board allowed to change recommendation based on fiduciary duty

Ability to terminate Superior Proposal (as defined)

Closing Conditions Requires simple majority for stockholder approval (including voting agreement)

No greater than 10% dissenting shares

Termination; Break-Up Fees Company pays [ ]% fee plus expense reimbursement

Newco pays [ ]% fee for any breach, including if caused by failure to fund (reverse termination)

Voting Agreement Founders to commit to vote all shares in favor of the transaction

Voting Agreement terminates if board recommendation changes

2

CONFIDENTIAL DRAFT

Project Wellington

Section 2

Business Review

CONFIDENTIAL DRAFT

Project Wellington

Business Review

Segment Breakdown

2003A & 2006E Revenue and Adjusted EBITDA

- Since 2003, Wellington has nearly doubled its revenue base and expanded its receivables management business
- Wellington projects continued increases in Revenue and EBITDA due to organic growth and acquisitions
- Acquisitions in 2004 and 2005 account for over 25% of 2006E revenue base
  - 2006E management projections include full year impact of Intrado and Raindance results
  - 2004 acquisitions include Worldwide, ECI and Sprint

Revenue: $988MM[1]
2003A


Receivables Mgmt.
3%
Conf. Srvcs.
16%
Comm. Services
80%

Source: December 31, 2005 10-K

Revenue: $1,884MM[1]
2006E


Receivables
Mgmt.
13%
Intrado /
Raindance
12%
Comm.
Srvcs.
47%
Conf. Srvcs.
28%

Source: Management Base Case estimates

Adjusted EBITDA: $232MM[2]
2003A


Receivables Mgmt.
1%
Conf. Srvcs.
23%
Comm.Services
76%

Source: December 31, 2005 10-K and management estimates

Adjusted EBITDA: $481MM[2]
2006E


Receivables
Mgmt.
10%
Intrado /
Raindance
17%
Comm.
Srvcs.
36%
Conf. Srvcs.
37%

Source: Management Base Case estimates

Notes
1. Segment analysis excludes Inter-Segment Eliminations
2. Includes Other Income and reduced for Minority Interest (assumed cash outflow). Receivables Management EBITDA reduced by Minority Interest. Other Income included in segment percentages (per management estimates). Corporate costs and eliminations not included in segment percentages

Morgan Stanley

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CONFIDENTIAL DRAFT

Project Wellington

• Internal and acquisition -driven growth have more than offset the decline in Outbound-to-Consumer revenues

Business Review

Revenue Growth

2001—2006

Total Revenue (Pre-Eliminations) (1)

$M

2,000

1,800

1,600

1,400

1,200

1,000

800

600

400

200

0

2001 – 2005 CAGR: 18.3%

534 1219 439

988 302

243 216 821 160 780 99

34 74 12 91 163 130 185

898 800 727 646 664 595

1902 228 1529

2001 2002 2003 2004 2005 2006E (2)

Communication Services (excluding outbound) Outbound to Consumer Receivables Management

Conferencing Acquired Businesses

Notes

1. Total Revenue includes Inter-Segment Eliminations. 2006E net revenue of $1,884MM

2. Per Base Case estimates (management’s revised forecast per May 25, 2006)

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Project Wellington

• Base Case: Management’s revised forecast per May 25, 2006

• Sensitivity Case: Management’s forecast in March 2006

2006E - 2010E CAGR

Base Case Sensitivity Case

Net Revenue 9.0% 8.8%

Adj. EBITDA (2) 10.3% 8.4%

Adj. EBIT 14.0% 12.2%

EPS 19.1% 16.3%

Net Revenues

$MM

3,500

3,000

2,500

2,000

1,500

1,000

500

0

2,662 2,712 2,447 2,488 2,249 2,289 2,062 2,094 1,899 1,884 1,524

2005A 2006E 2007E 2008E 2009E 2010E

N/A

Base Sensitivity

Source Management estimates and December 31, 2005 10-K

Adjusted EBITDA(2)

$MM

800

700

600

500

400

300

200

100

0

687 624 640 568 587 520 542 481 500 462 364

2005A 2006E 2007E 2008E 2009E 2010E

N/A

Base Sensitivity

Source Management estimates and December 31, 2005 10-K

Adjusted EBIT(2)

$MM

600

500

400

300

200

100

0

531 483 464 412 426 386 358 338 305 314 251

N/A

2005A 2006E 2007E 2008E 2009E 2010E

Base Sensitivity

Source Management estimates and December 31, 2005 10-K

EPS

5	4 3 2 1 0

$4.58 $4.16 $3.97 $3.65 $3.42 $3.21 $2.80 $2.62 $2.43 $2.11 $2.27

N/A

2005A 2006E 2007E 2008E 2009E 2010E

Base Sensitivity

Source Management estimates and December 31, 2005 10-K

Notes

1. 2005A data based on December 31, 2005 10-K. Management Base and Sensitivity Cases assume full year of contribution from Intrado and Raindance acquisitions in 2006

2. Includes Other Income and reduced for Minority Interest (assumed cash outflow)

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Project Wellington

Business Review

Management Cases vs. Street Estimates

Management Cases vs. Street Estimates $MM

Mgmt. Base Case (1) Mgmt. Sensitivity Case (1) Street (5/26/06) (2)

2006E 2007E 2006E 2007E 2006E 2007E

Revenue 1,884 2,094 1,899 2,062 1,878 2,093

(3)

Unadjusted EBITDA (Street Basis) 472 524 463 506 447 490

% Margin 25% 25% 24% 25% 24% 23%

(3)

Unadjusted EBIT (Street Basis) 329 382 322 361 311 373

% Margin 17% 18% 17% 18% 17% 18%

EPS $2.43 $2.80 $2.27 $2.62 $2.30 $2.65

Notes

1. Base Case and Sensitivity Case assume full year of contribution from Intrado and Raindance acquisitions in 2006

2. Street estimates based on IBES median

3. Street Basis includes Minority Interest

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Project Wellington

Business Review

Revenue & EBITDA Bridge

Base Case (per May 2006 Projections) vs. Sensitivity Case (per March 2006 Projections)

2006E Revenues (1)

$MM

Amount

Sensitivity Case Revenue (March 2006) 1,921

Communications Services (34)

Intrado (4)

Conferencing 18

Raindance 5

Portfolio Management (4)

Base Case Revenue (May 2006) 1,902

2006 Unadjusted EBITDA (2)

$MM

Amount

Sensitivity Case EBITDA (March 2006) 473

Communications Services (13)

Intrado 6

Conferencing 12

Raindance 7

Portfolio Management 0

Base Case EBITDA (May 2006) (2) 486

Notes

1. 2006E revenue projections do not include inter-segment eliminations

2. 2006E EBITDA projections are sums of each segment’s EBITDA, do not include inter-segment eliminations and are unadjusted for minority interest

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Project Wellington

Section 3

Analysis of Stock Price

CONFIDENTIAL DRAFT

Project Wellington

Wellington Stock Price Performance

Last Three Years

As of 5/26/06 $42.14

10 Day Average $42.51

30 Day Average $45.28

Avg. Since 4/13/06 (1) $45.38

Avg. Since 4/6/06 (2) $45.60

60 Day Average $44.84

90 Day Average $43.82

1	Year Average $40.74
2	Year Average $35.80
3	Year Average $32.14

52 Week High (3) $49.52

Relative Stock Price Performance

Wellington S&P 500

Last 10 Days -3.6% -1.1%

Last 30 Days -11.9% -0.4%

Since 4/13/06 (1) -13.0% -0.7%

Since 4/6/06 (2) -4.5% -2.4%

Last 60 Days -2.8% -0.5%

Last 90 Days 4.6% -0.4%

Last 1 Year 18.9% 6.9%

Last 2 Years 63.3% 14.8%

Last 3 Years 71.2% 37.2%

Analysis of Stock Price

Stock Price Performance

Last Three Years

US$

50.00

45.00

40.00

35.00

30.00

25.00

20.00

15.00

10.00

5.00

5/26/03 9/18/03 1/14/04 5/11/04 9/7/04 12/31/04 4/28/05 8/23/05 12/16/05 5/26/06

Wellington 3 Year Avg. 2 Year Avg. 1 Year Avg. 90 Day Avg. 60 Day Avg. 30 Day Avg. 10 Day Avg.

Source FactSet

Notes

1. Morgan Stanley last presented to the board on April 13, 2006

2. Performance since unaffected 4/5/06 price of $44.10, as Wellington provided updated guidance on April 6, 2006

3. 52 week high based on closing price

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CONFIDENTIAL DRAFT

Project Wellington

Analysis of Stock Price

Annotated Stock Price Performance

Since January 1, 2006

Stock Price Performance $US

Volume (000s)

50

48

46

44

42

40

38

36

2/1/06: Wellington reports record fourth quarter and fully year 2005 results

2/6/06: Wellington announces agreement to purchase Raindance Communications

4/6/06: Wellington completes Raindance acquisition and raises 2006 guidance

5/11/06: Wellington declines 3.4% vs S&P 500 decline of 1.3%

4/20/06: Wellington announces 1Q record revenue and earnings of $0.57 vs. consensus estimate of $0.54

3/29/06: Project Wellington diligence meeting in Omaha, NE

4/5/06: Project Wellington diligence meeting in Omaha, NE

800

700

600

500

400

300

200

100

0

1-Jan-06 20-Jan-06 7-Feb-06 24-Feb-06 14-Mar-06 30-Mar-06 18-Apr-06 4-May-06 26-May-06

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Project Wellington

• Since January 1st, 2006, approximately 41% of the total volume traded has occurred between $42.00 and $44.00 per share

– Total traded volume of 18.3MM shares

Analysis of Stock Price

Stock Price Performance

Since January 1st, 2006

Stock Trading Chart

% of Total Shares Traded (1)

30%

25%

20%

15%

10%

5%

0%

24%

17%

12% 12%

8%

7%

6% 6% 5%

2% 2%

$39.00—$40.00- $41.00- $42.00- $43.00- $44.00- $45.00- $46.00- $47.00- $48.00- $49.00-$40.00 $41.00 $42.00 $43.00 $44.00 $45.00 $46.00 $47.00 $48.00 $49.00 $50.00

Shares Traded (000s)

302 1,524 2,239 4,454 3,041 1,220 1,008 2,219 868 1,081 350

% of Total Traded Volume

Source FactSet

Notes

1. 18,306,386 shares have traded since January 1st, 2006

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Project Wellington

Analysis of Stock Price

EPS: Forecast vs. Actual

1997 – 2006

Historical and Projected Fiscal Year EPS Share Price

$ $

2.50

2.25

2.00

1.75

1.50

1.25

1.00

0.75

0.50

0.25

0.00

50.00

45.00

40.00

35.00

30.00

25.00

20.00

15.00

10.00

5.00

0.00

May-97 May-98 May-99 May-00 May-01 May-02 May-03 May-04 May-05 May-06

1997

2002 Actual EPS

1998

2003

Wellington Share Price

1999

2004

2000

2005

2001

2006E

Source Factset

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Project Wellington

NTM P/E Ratio

Date Wellington

As of 5/26/06 17.4x

As of 4/13/06(1) 21.1x

Avg. Since 1/1/06 18.8x

1	Year Avg. 18.2x
2	Year Avg. 17.7x
3	Year Avg. 17.1x

Analysis of Stock Price

Next Twelve Months Forward P/E Ratio

Last Three Years

NTM P/E Ratio

23.0x

22.0x

21.0x

20.0x

19.0x

18.0x

17.0x

16.0x

15.0x

14.0x

13.0x

12.0x

11.0x

10.0x

5/26/03 9/8/03 12/19/03 4/6/04 7/22/04 11/3/04 2/17/05 6/3/05 9/16/05 12/30/05 5/26/06

Wellington

Source FactSet

Notes

1. Morgan Stanley last presented to the board on April 13, 2006

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Section 4

Valuation Review

CONFIDENTIAL DRAFT

Project Wellington

Valuation Review

Summary Preliminary Valuation

Valuation

Equity Value/Share ($USD) (1)

LTM Trading Range

Analyst Price Targets (2)

Comparable Companies

17x – 18x 2006E P/E, Mgmt. Forecast ($2.43)

8.0x – 8.5x 2006E Mgmt. Adj. EBITDA (3) Precedent Multiples Paid 9.0x – 11.0x LTM EBITDA (4) Precedent Premiums Paid

Apprx. 16%–24% Premium to 1-Day ($42.14) Apprx. 16%–24% Prem. to 30-Day Avg. ($45.28) LBO Analysis Base Case

Sensitivity Case

Discounted Cash Flow Analysis (5) Base Case Sensitivity Case

25 30 35 40 45 50 55 60 65 70

5/26/06 Price 30-Day Avg. $42.14 $45.28

35.14 40.97 49.52

44.64 49.55 54.46

41.31 43.74

42.32 45.46

42.41 53.52 48.88 52.25 52.52 56.15 44.00 49.00 42.00 47.00 43.01 53.29 39.37 48.95

Volume Weighted Average Price Median

Notes

1. Based on fully diluted shares outstanding (treasury method)

2. Discounted by one year at cost of equity of 12%

3. Includes Other Income and reduced by Minority Interest (assumed cash flow)

4. Wellington LTM EBITDA per Wellington 10-K, Intrado and Raindance public filings and internal Q1 2006 figures for Intrado and Raindance

5. Assumes WACC range of 10.0%—12.0%, EBITDA exit multiple range of 7.0x – 8.0x

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Project Wellington

Valuation Review

Valuation Matrix

Base Case; Adjusted for Intrado and Raindance Acquisitions

West Corporation Valuation Matrix

Adjusted for Acquisitions

$MM, except for per share amounts

Price Per Share	Prem. / (Disc.) to Current	Total Equity Value[1]	Founders' Equity Value[2]	Public Equity Value	Aggregate Value[3]	Aggregate Value / Revenue LTM[4]	Aggregate Value / Revenue 2006E[4]	Aggregate Value / EBITDA[6] LTM[5]	Aggregate Value / EBITDA[6] 2006E[5]	Price / EPS 2006E	Price / EPS 2007E	PEG[7] 2006E
Statistic	*$42.14*	*$3,102*	*$1,673*	*$1,429*	*$3,832*	*$1,831*	*$1,884*	*$470*	*$481*	*$2.43*	*$2.80*	*16.0%*
$40.00	(5.1%)	$2,939	$1,588	$1,351	$3,669	2.0x	1.9x	7.8x	7.6x	16.5x	14.3x	1.0x
$41.00	(2.7%)	$3,013	$1,628	$1,385	$3,742	2.0x	2.0x	8.0x	7.8x	16.9x	14.7x	1.1x
$42.00	(0.3%)	$3,092	$1,668	$1,424	$3,821	2.1x	2.0x	8.1x	7.9x	17.3x	15.0x	1.1x
$42.14	0.0%	$3,102	$1,673	$1,429	$3,832	2.1x	2.0x	8.2x	8.0x	17.4x	15.1x	1.1x
$43.00	2.1%	$3,168	$1,708	$1,461	$3,898	2.1x	2.1x	8.3x	8.1x	17.7x	15.4x	1.1x
$44.00	4.4%	$3,245	$1,747	$1,498	$3,975	2.2x	2.1x	8.5x	8.3x	18.1x	15.7x	1.1x
$45.00	6.8%	$3,322	$1,787	$1,535	$4,051	2.2x	2.2x	8.6x	8.4x	18.6x	16.1x	1.2x
$46.00	9.2%	$3,399	$1,827	$1,572	$4,128	2.3x	2.2x	8.8x	8.6x	19.0x	16.4x	1.2x
$47.00	11.5%	$3,476	$1,866	$1,609	$4,205	2.3x	2.2x	8.9x	8.7x	19.4x	16.8x	1.2x
$48.00	13.9%	$3,552	$1,906	$1,646	$4,282	2.3x	2.3x	9.1x	8.9x	19.8x	17.2x	1.2x
$49.00	16.3%	$3,629	$1,946	$1,683	$4,359	2.4x	2.3x	9.3x	9.1x	20.2x	17.5x	1.3x
$50.00	18.7%	$3,706	$1,986	$1,721	$4,436	2.4x	2.4x	9.4x	9.2x	20.6x	17.9x	1.3x

Notes

1. Fully diluted equity value (treasury method) of 73.6MM shares at $42.14 / share. Shares outstanding and options per management guidance
2. Assumes Gary L. West and Mary E. West own 39.7MM basic shares, as per management
3. Assumes estimated net debt at 6/30/06 of $729MM
4. Wellington LTM and 2006E Revenue per company May 2006 Combination Model
5. Wellington LTM and 2006E EBITDA per company May 2006 Combination Model
6. Includes Other Income and reduced by Minority Interest (assumed cash flow)
7. 2006E growth rate as per IBES estimate

Morgan Stanley

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Project Wellington

Valuation Review

Comparable Companies

As of May 26, 2006

2006E P / E

x

35 30 25 20 15 10 5 0

29.2

27.6

25.2

23.4

18.2

17.5 17.3 17.3

25.6

14.6

18.2

12.4

12.2

10.4

20.0

17.3

17.1

15.3

Wellington 17.4x

Sykes

PSPT

ICT

TeleTech

SR. Tele.

NCO(1)

Convergys

Sitel

WebEx

Prem. Global

Port. Rec.

Asta

Asset Accpt.

Encore

DST

Fiserv

ACN

ACS

Customer Care

Conferencing

Receivables Mgmt. BPO

Source I/B/E/S, Wall Street Research, latest available company filings

Aggregate Value / 2006E EBITDA

x

16 14 12 10 8 6 4 2 0

10.3 10.2 10.1

7.9

7.1

6.9 6.7

5.5

14.0

5.7

10.3 9.4

6.3

5.5

13.1

9.4

9.3

7.2

Wellington 8.0x

Sykes

ICT

PSPT

TeleTech

Convergys

NCO(1)

Sitel

SR.Tele.

WebEx

Prem. Global

Port. Rec.

Asta

Asset Accpt .

Encore

DST

Fiserv

ACN

ACS

Customer Care Conferencing Receivables Mgmt. BPO

Source I/B/E/S, Wall Street Research, latest available company filings

Notes

1. Adjusted price reflects management buyout proposal

15

CONFIDENTIAL DRAFT

Project Wellington

Valuation Review

Premium Analysis (1)

100% Cash Deals > $1Bn; 1999 – 2006YTD

• Analysis includes acquisition premiums for US public targets from 1999 – 2006YTD

– Transactions >$1Bn involving 100% cash consideration

• Premiums have declined during the past 3 years

• 2005 and 2006YTD deals range between 16% and 24%

Market Median Premiums

%

60 50 40 30 20 10 0

44.6

27.3

51.7

39.4

36.4

40.1

49.9

39.4

32.9

28.0

31.7

24.7

23.5

21.1

23.1

16.1

1999 2000 2001 2002 2003 2004 2005 2006

30-Days Prior

1-Day Prior

# of Transactions 42 35 15 6 9 29 52 29

Source Thomson

Premiums by Quartile

1-Day Prior 30-Days Prior

% 2003 - 2006YTD 2003 - 2006YTD

# of Transactions 119 119

1st Quartile

High

96.7% 105.8%

Low

32.7% 36.9%

Mean

46.0% 49.5%

Median

38.2% 46.2%

2nd Quartile

High

32.4% 36.8%

Low

20.6% 24.5%

Mean

25.9% 30.8%

Median

25.7% 31.9%

3rd Quartile

High

20.4% 24.4%

Low

12.6% 17.5%

Mean

16.2% 20.6%

Median

16.2% 20.2%

4th Quartile

High

12.6% 17.3%

Low

-9.5% -8.8%

Mean

4.8% 9.0%

Median

5.0% 9.9%

Total Mean

24.1% 28.7%

Total Median

20.7% 25.3%

Source Thomson

Notes

1. Premiums include 100% cash deals from 1999 – 2006YTD (5/24/06) above $1Bn in transaction value whereby the acquiror sought more than 50% of outstanding shares. Excludes deals with premium below negative 10% and those with premium greater than 100%

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Valuation Review

Precedent Transactions

Selected Industry Transactions

Premiums Paid Analysis
Business Process Outsourcing

Ann. Date	Target / Acquirer	Agg. Value ($MM)	Premium (30-day)	Aggregate Value / Revenue LTM	Aggregate Value / Revenue Forward	Aggregate Value / EBITDA LTM	Equity Value / Net Income LTM	Equity Value / Net Income Forward
Customer Care / Teleservices								
6-Feb-06	Raindance Communications Inc. / West Corp.[1]	110	36.4%	1.5x	1.4x	8.9x	30.0x	22.5x
30-Jan-06	Intrado Inc. / West Corp.[2]	465	12.9%	3.2x	3.0x	12.8x	37.1x	37.1x
10-May-05	Sprint (Conferencing Assets) / West Corp.	207		1.8x	NA	4.0x	7.8x	NA
11-Jun-04	Language Line Inc. / ABRY Partners	717		5.1x	NA	10.4x	14.9x	NA
27-Mar-03	InterCall Inc. / West Corp.	400		2.0x	NA	5.7x	13.7x	NA
18-Nov-03	RMH Teleservices Inc. / NCO Group Inc.	116	63.7%	0.4x	NA	10.2x	NMF	NA
	Mean			2.3x	2.2x	8.7x	20.7x	29.8x
	Median			1.9x	2.2x	9.6x	14.9x	29.8x
A/R Management								
1-May-06	NCO Group / Management & One Equity (Offer)	1,212	28.3%	1.1x	1.0x	8.1x	20.5x	16.8x
7-Jul-05	Risk Management Alternatives, Inc. / NCO Group	119		0.4x	NA	NA	NA	NA
23-Jul-04	Worldwide Asset Management LLC / West Corp.	164		1.6x	NA	5.8x	NA	NA
22-Dec-03	Patient Accounting Services / ACS Inc.	104		1.5x	NA	NA	NA	NA
	Mean			1.2x	NA	7.0x	NA	NA
	Median			1.3x	NA	7.0x	NA	NA
Other BPO								
14-Mar-06	Transaction Network Systems / Management (Offer)	617	21.4%	2.4x	2.2x	9.3x	NMF	23.4x
8-Mar-06	SOURCECORP, Inc. / Affiliates of Apollo Management	474	18.3%[3]	1.2x	NA	10.6x	15.0x	NA
9-Feb-06	ADP (Claims Services Group) / Solera, Inc.	975		2.3x	NA	NA	NA	NA
27-Dec-05	iPayment/ Management	925	8.5%	1.5x	1.3x	10.0x	26.6x	26.1x
27-Dec-05	Sedgwick CMS Holdings / Fidelity National Financial Inc	635		1.6x	NA	NA	NA	NA
15-Sep-05	Fidelity National Information Services Inc. / Certegy Inc.	2,464	11.1%	2.3x	2.3x	10.0x	20.5x	20.2x
28-Jul-05	SS&C Technologies Inc. / The Carlyle Group	989	21.9%[4]	8.2x	6.1x	23.1x	40.5x	34.6x
28-Mar-05	SunGard Data Systems / Private Equity Consortium	11,300	44.3%	3.2x	3.1x	10.8x	25.5x	20.9x
8-Nov-04	Gecis / General Atlantic Partners & Oak Hill Capital	800		1.9x	1.6x	8.0x	NA	NA
13-Jul-04	National Processing Inc. / Bank of America	1,137	(8.1%)	2.2x	NA	9.9x	25.6x	25.3x
2-Apr-03	Concord EFS / First Data Corp.	5,783	25.0%	2.9x	NA	10.3x	20.7x	19.1x
	Mean			2.7x	2.8x	11.3x	24.9x	26.3x
	Median			2.3x	2.2x	10.0x	25.5x	25.3x

Notes
1. Estimates per CIBC research (as of 2/8/06) and IBES/S
2. Estimates per Morgan Keegan (as of 1/31/06) and IBES/S
3. Premium to unaffected share price as of close of 10/4/05 (1-day prior to company's announcement to evaluate strategic alternatives)
4. Premium to unaffected share price as of close of 3/18/05

Morgan Stanley

17

CONFIDENTIAL DRAFT

Project Wellington

Valuation Review

Illustrative LBO Sensitivity Analysis

Base Case

- Assuming a price of $45.50 / share, the proposed capital structure could be the following:
  - $3,150MM of debt
  - $1,012MM of equity
- Returns from an investor perspective very sensitive to price, leverage and margins

Sources	$MM	%
Senior Secured	2,050	49%
Senior Sub.	550	13%
Senior Notes	550	13%
Total Debt	3,150	76%
TH Lee / Quadrangle	762	18%
Founders	250	6%
Total Sources	4,162	

Uses	$MM	%
Purchase of Equity	3,360	81%
Refinancing of Debt / Exp.	801	19%
Total Uses	4,162	

LBO Sensitivity Analysis - Management Base Case
Assumes 6.70x Total Debt / LTM EBITDA Leverage

					5 Year IRR		
			Equity Contribution		Exit Multiple (Adj. EBITDA)		
Share Purchase Price	LTM EBITDA Adj. Multiple [1]	Implied Aggregate Value	$ Value	% of Sources	7.00x	7.50x	8.00x
$42.00	8.1x	3,821	743	19.1%	35%	38%	40%
$43.00	8.3x	3,898	820	20.7%	32%	34%	37%
$44.00	8.5x	3,975	897	22.2%	29%	32%	34%
$45.00	8.6x	4,051	973	23.6%	26%	29%	31%
$45.50	8.7x	4,090	1,012	24.3%	25%	28%	30%
$46.00	8.8x	4,128	1,050	25.0%	24%	27%	29%
$47.00	8.9x	4,205	1,127	26.3%	22%	25%	27%
$48.00	9.1x	4,282	1,204	27.6%	20%	23%	25%
$49.00	9.3x	4,359	1,281	28.9%	19%	21%	24%
$50.00	9.4x	4,436	1,358	30.1%	17%	20%	22%
$51.00	9.6x	4,513	1,435	31.3%	16%	18%	21%
$52.00	9.8x	4,590	1,512	32.4%	15%	17%	19%
$53.00	9.9x	4,667	1,589	33.5%	14%	16%	18%

Morgan Stanley

Notes
1. Includes Other Income and reduced by Minority Interest (assumed cash outflow). LTM adjusted EBITDA equal to $470MM as of March 31, 2006, per company May 2006 Combination Model

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CONFIDENTIAL DRAFT

Project Wellington

Valuation Review

Discounted Cash Flow Analysis

Base Case

• Discounted cash flow assumptions

– Base Case projections

– 10.0%—12.0% WACC

– 7.0x – 8.0x EBITDA multiple in 2011

• Sensitivity analysis performed highlighting a range of revenue growth rates (assumes constant EBITDA margins)

– 1% decline in revenue CAGR equates to approximately $2.50 to $3.00 per share

Management Case

DCF Values

Discount Rate

Exit Mult. 10.0% 11.0% 12.0%

7.0x $47.53 $45.20 $43.01

7.5x $50.41 $47.96 $45.63

8.0x $53.29 $50.70 $48.25

DCF Sensitivity: Exit Multiple v. Revenue CAGR (1)

Assumes 11.0% WACC

Exit EBITDA Multiple

Rev. CAGR 7.0x 7.5x 8.0x

5.0% $37.05 $39.32 $41.59

6.0% $39.53 $41.93 $44.33

7.0% $42.11 $44.65 $47.19

8.0% $44.79 $47.48 $50.16

9.0% $47.59 $50.43 $53.26

10.0% $50.50 $53.49 $56.49

Notes

1. Assumes 11.0% WACC. EBITDA margins held constant at 2005PF management estimates

19

CONFIDENTIAL DRAFT

Project Wellington

Valuation Review

Transaction Multiple Comparison

May 2006 vs. June 2005 – Public Comparison

- **Since June 2005, the potential transaction price for the public shareholders has increased approximately 29%**
  - **Trading price increase plus bifurcation impact**
- **2006 and 2007 forward EBITDA multiples have expanded approximately 5% and 9%, respectively**
- **LTM and forward EPS multiples have expanded approximately 15% and 5%, respectively**

Multiple Comparison
$MM, except for per share amounts

	June 22, 2005			May 30, 2006		Increase	
	$37.00	$38.00		$48.00	$49.00		
Equity Value [1]	2,655	2,730	Equity Value [1]	3,552	3,629	898	899
Agg. Value [2]	3,000	3,075	Agg. Value [3]	4,282	4,359	1,282	1,283
Premium to Current (6/22/05)	(0.4%)	2.3%	Premium to Current (5/26/2006)	13.9%	16.3%	14.3%	14.0%
Premium: 30-Day Avg.	2.7%	5.4%	Premium: 30-Day Avg.	6.0%	8.2%	3.3%	2.8%
AV / LTM Adj. EBITDA (2Q05) [4]	9.4x	9.6x	AV / LTM Adj. EBITDA [5]	9.1x	9.3x	-3.0%	-3.7%
AV / 2005E Adj. EBITDA [6]	8.4x	8.7x	AV / 2006E Adj. EBITDA [7]	8.9x	9.1x	5.5%	4.7%
AV / 2006E Adj. EBITDA [6]	7.5x	7.7x	AV / 2007E Adj. EBITDA [7]	8.2x	8.4x	10.0%	9.2%
P / E - LTM (2Q05) [8]	20.4x	21.0x	P / E - LTM (4Q05) [9]	23.6x	24.1x	15.7%	14.9%
P / E - 2005E [8]	18.7x	19.2x	P / E - 2006E [9]	19.8x	20.2x	5.9%	5.1%

Notes

1. Fully diluted equity value (treasury method)
2. Assumes 2005 net debt of $346MM per 10-Q as of June 30, 2005
3. Assumes estimated net debt at 6/30/06 of $729MM
4. Adjusted LTM EBITDA last four quarters as of June 30, 2005, per 2005 10-Q. Includes Other Income and reduced by Minority Interest (assumed cash outflow)
5. Wellington LTM EBITDA as of 3/31/06 per company May 2006 Combination Model. Includes Other Income and reduced by Minority Interest
6. 2005E and 2006E adjusted EBITDA per 2005 Osborne model. Includes Other Income and reduced by Minority Interest
7. 2006E and 2007E adjusted EBITDA per company May 2006 Combination model. Includes Other Income and reduced by Minority Interest
8. LTM EPS last four quarters as of June 30, 2005, per 2005 10-Q. P / E for full year 2005E based on 2005 Osborne model
9. LTM EPS last four quarters as of December 31, 2005, per 2005 10-K. P / E for full year 2006E per company May 2006 Combination model

Morgan Stanley

20

CONFIDENTIAL DRAFT

Project Wellington

Section 5

Considerations

CONFIDENTIAL DRAFT

Project Wellington

Considerations

Share Price Premiums in Context

Implied Premium %

Actual

Share Assumed Purchase Price per Share

Price $42.00 $43.00 $44.00 $45.00 $46.00 $47.00 $48.00 $49.00 $50.00

Current (5/26/2006) $42.14 (0.3%) 2.1% 4.4% 6.8% 9.2% 11.5% 13.9% 16.3% 18.7%

Last 10 Trading Days Avg. $42.51 (1.2%) 1.1% 3.5% 5.9% 8.2% 10.6% 12.9% 15.3% 17.6%

Last 30 Trading Days Avg. $45.28 (7.2%) (5.0%) (2.8%) (0.6%) 1.6% 3.8% 6.0% 8.2% 10.4%

Avg. Since 4/13/06 (1) $45.38 (7.5%) (5.2%) (3.0%) (0.8%) 1.4% 3.6% 5.8% 8.0% 10.2%

Average Since 4/6/06 (2) $45.60 (7.9%) (5.7%) (3.5%) (1.3%) 0.9% 3.1% 5.3% 7.4% 9.6%

Last 60 Trading Days Avg. $44.84 (6.3%) (4.1%) (1.9%) 0.4% 2.6% 4.8% 7.1% 9.3% 11.5%

Last 90 Trading Days Avg. $43.82 (4.1%) (1.9%) 0.4% 2.7% 5.0% 7.3% 9.5% 11.8% 14.1%

Last 180 Trading Days Avg. $41.64 0.9% 3.3% 5.7% 8.1% 10.5% 12.9% 15.3% 17.7% 20.1%

LTM Average $40.74 3.1% 5.6% 8.0% 10.5% 12.9% 15.4% 17.8% 20.3% 22.7%

LTM High (3) $49.52 (15.2%) (13.2%) (11.1%) (9.1%) (7.1%) (5.1%) (3.1%) (1.1%) 1.0%

LTM Low (3) $35.14 19.5% 22.4% 25.2% 28.1% 30.9% 33.8% 36.6% 39.4% 42.3%

Notes

1. Morgan Stanley last presented to the board on April 13, 2006

2. Wellington provided updated guidance on April 6, 2006

3. LTM high and LTM low based on closing prices

21

CONFIDENTIAL DRAFT

Project Wellington

Considerations

Consideration Paid Analysis

Equity Value Per Share for the Public Shareholders

Consideration Paid (1)(2) $MM, except where noted

Sponsor Offer Price

Price $44.00 $44.25 $44.50 $44.75 $45.00 $45.25 $45.50 $45.75 $46.00 $46.25 $46.50

Premium (3) 4.4% 5.0% 5.6% 6.2% 6.8% 7.4% 8.0% 8.6% 9.2% 9.8% 10.4%

Price

%

$41.00 (2.7%) 47.48 48.01 48.55 49.08 49.62 50.15 50.69 51.22 51.75 52.28 52.82

$41.50 (1.5%) 46.90 47.44 47.97 48.51 49.05 49.58 50.11 50.65 51.18 51.72 52.25

$42.00 (0.3%) 46.32 46.86 47.40 47.93 48.47 49.01 49.54 50.08 50.61 51.14 51.68

$42.50 0.9% 45.74 46.28 46.82 47.36 47.90 48.43 48.97 49.50 50.04 50.57 51.11

$43.00 2.1% 45.16 45.70 46.24 46.78 47.32 47.86 48.39 48.93 49.47 50.00 50.53

$43.50 3.2% 44.58 45.12 45.66 46.20 46.74 47.28 47.82 48.35 48.89 49.43 49.96

$44.00 4.4% 44.00 44.54 45.08 45.62 46.16 46.70 47.24 47.78 48.31 48.85 49.39

$44.50 5.6% 43.42 43.96 44.50 45.04 45.58 46.12 46.66 47.20 47.74 48.28 48.81

$45.00 6.8% 42.83 43.37 43.92 44.46 45.00 45.54 46.08 46.62 47.16 47.70 48.24

$45.50 8.0% 42.24 42.79 43.33 43.87 44.42 44.96 45.50 46.04 46.58 47.12 47.66

$46.00 9.2% 41.66 42.20 42.75 43.29 43.83 44.38 44.92 45.46 46.00 46.54 47.08

$46.50 10.4% 41.07 41.61 42.16 42.70 43.25 43.79 44.33 44.88 45.42 45.96 46.50

Founder

Shareholders

Notes

1. Fully diluted equity value (treasury method). Options (per management guidance) allocated to minority shareholders

2. Assumes Gary L. West and Mary E. West own 39.7MM basic shares, per company filings

3. Premium to current price of $42.14

22

CONFIDENTIAL DRAFT

Project Wellington

Considerations

Founders' Economics Relative to Public

ILLUSTRATIVE EXAMPLE – PRICES NOT AGREED

- Founders are selling at a discount relative to the public
- Assuming 33.9MM shares sold, the aggregate discount would be $203MM

Founders' Economics Relative to Public
$MM, except where noted

	Shares (MM)	% of Total	At Founder Price $43.00	At Sponsor Price $45.50	At Public Price $49.00	Founders Relative to Sponsor $45.50	Founders Relative to Public $49.00
Total Founders' Shares [1]	39.712	100%	1,708	1,807	1,946	(99)	(238)
Shares Sold	33.898	85%	1,458	1,542	1,661	(85)	(203)

- Founders would roll $250MM of equity representing approximately 25% of the equity commitment

LBO Transaction Overview

$MM	Deal Value Amount	Deal Value % of Total	Deal Value + 10% Amount	Deal Value + 10% % of Total	Deal Value -10% Amount	Deal Value -10% % of Total
Transaction Value [2]	4,162		4,578		3,746	
TV / LTM Adj. EBITDA [3]	8.9x		9.7x		8.0x	
Sources						
Total Debt [4]	3,150	76%	3,150	69%	3,150	84%
Total Equity	1,012	24%	1,428	31%	596	16%
		% of Total Equity		% of Total Equity		% of Total Equity
Sponsor Equity	762	75%	1,075	75%	448	75%
Founder Equity	250	25%	353	25%	147	25%
Total Sources	**4,162**	**100%**	**4,578**	**100%**	**3,746**	**100%**

Notes
1. As of 5/25/06
2. Transaction value includes fees of $86MM
3. LTM Adjusted EBITDA of $469.9MM as of 3/31/06, per company May 2006 Combination Model. Includes Other Income and reduced by Minority Interest (assumed cash outflow)
4. Total debt is 6.7x LTM adjusted EBITDA ($469.9MM) as of 3/31/06, per company May 2006 Combination Model

Morgan Stanley

23

CONFIDENTIAL DRAFT

Project Wellington

Considerations

Illustrative Leveraged Recapitalization Example

Base Case

- Transaction assumptions
  - Buy shares back at 5% premium ($44.24)
  - Funded with debt at an incremental cost of 6.5%
  - Pro rata buyback to keep existing ownership stake
  - No paydown of incremental debt

Current Statistics $MM, except where noted	
Stock Price	$42.14
F/D Shares (MM)[4]	74
Market Cap.	3,102
2006E EPS	$2.43
2007E EPS	$2.80
2006 P/E	17.4x
2007 P/E	15.1x
Debt (Post Acqs.)[5]	729
2006E Adj. EBITDA	481

$500MM Buyback		
Shares Repurchased (MM)		11.3
% of 2006PF Diluted Shares[1]		15.6%
Pro Forma 2006PF Shares (MM)[1]		61.3
Pro Forma Debt ($MM)[2]		1,248
Pro Forma Debt / LTM Adj. EBITDA[3]		2.7x
	2006PF	2007E
EPS	$2.52	$2.95
% Accretion	3.7%	5.5%

$1000MM Buyback		
Shares Repurchased (MM)		22.6
% of 2006PF Diluted Shares[1]		31.1%
Pro Forma 2006PF Shares (MM)[1]		50.0
Pro Forma Debt ($MM)[2]		1,748
Pro Forma Debt / LTM Adj. EBITDA[3]		3.7x
	2006PF	2007E
EPS	$2.65	$3.17
% Accretion	9.1%	13.4%

Stock Price Impact
$500MM Buyback

Multiple	2006PF $2.52	2007E $2.95
15x	$37.73	$44.26
16x	$40.25	$47.21
17x	$42.76	$50.16
18x	$45.28	$53.11
19x	$47.80	$56.06
20x	$50.31	$59.01

Stock Price Impact
$1000MM Buyback

Multiple	2006PF $2.65	2007E $3.17
15x	$39.70	$47.58
16x	$42.35	$50.75
17x	$45.00	$53.92
18x	$47.64	$57.09
19x	$50.29	$60.26
20x	$52.94	$63.44

Notes
1. Diluted shares based on management estimates equal to 72.6MM and 73.2MM as of 2006PF and 2007E, respectively
2. Estimated net debt at 6/30/06 of $729MM plus transaction debt
3. LTM adjusted EBITDA as of 3/31/06, per company May 2006 Combination Model. Adjusted EBITDA includes Other Income and is reduced by Minority Interest (assumed cash outflow)
4. Treasury method
5. Assumes estimated net debt at 6/30/06 of $729MM, per company May 2006 Combination Model
6. Adjusted EBITDA includes Other Income and reduced by Minority Interest (assumed cash outflow)

Morgan Stanley

24

CONFIDENTIAL DRAFT

Project Wellington

Considerations

Illustrative Projected Share Price Analysis

Mid-Point Present Values

• Assuming a constant P / E range of 17x – 18x, projected EPS growth would suggest a future share price of $75 - $80 by 2010

– Depending on the time horizon, the net present value of the future stock price is approximately $45 - $50 based on the Base Case

– P/E range consistent with current P/E (17x) vs. higher end of historic range (18x)

Wellington Projected Share Price: Based on Constant NTM P/E Range of 17x – 18x (1)

$90.00

80.00

70.00

60.00

50.00

40.00

30.00

$43.65

$41.23 $50.35

$47.55 $61.48

$58.06 $71.38

$67.42 $82.37

$77.80

2006E 2007E 2008E 2009E 2010E CAGR

Mgmt. EPS Estimates ($): 2.43 2.80 3.42 3.97 4.58 19.0%

PV of Share Prices – 17x (2): $42.46 $46.29 $47.99 $49.44

PV of Share Prices – 18x (2): $44.96 $49.01 $50.81 $52.35

Notes

1. Assumes: 17x–18x PE multiple and 71.1MM shares outstanding for Wellington

2. Assumes 2006 valuation date and an illustrative 12% cost of equity

25